Exhibit 99.2

May 7, 2001

Edgecliff Holdings, LLC
Casuarina Cayman Holdings Ltd.
Edgecliff Management, LLC
1994 William J. Yung Family Trust
Joseph Yung
William J. Yung
The 1998 William J. Yung and Martha A. Yung Family Trust
207 Grandview Drive
Fort Mitchell, Kentucky  41017
Attention:  William J. Yung

                     Re:  Standstill Agreement

Ladies and Gentlemen:

          Each of you is either a stockholder of Lodgian, Inc. (the "Company") or an affiliate of a stockholder of the Company (collectively, the "Yung Stockholders"). William J. Yung has made a request to become a member of the Board of Directors of the Company (the "Board"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Immediately following the Company's 2001 Annual Meeting of Stockholders, the Board will elect William J. Yung as a director to fill the vacancy created by the resignation of Michael A. Leven. Mr. Yung will thereupon serve as a Class II director with his term of office expiring at the Company's 2003 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified. If the Board forms an executive, management or similar committee (other than the Company's current Office of the Chairman and any special committee for purposes of a transaction or other matter involving a conflict of interest), the Board will appoint Mr. Yung to such committee.

          From the date of this Agreement until the earlier of (i) Mr. Yung's election to the Board or (ii) the second anniversary of the date of this Agreement, Mr. Yung shall have the right to attend all meetings (including telephonic meetings) of the Board in a non-voting observer capacity, and in this respect, shall receive copies of all notices and other materials provided to directors; provided, however, that Mr. Yung hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided and/or obtained at such meetings.

          2. The Yung Stockholders acknowledge and agree that the terms of this Agreement and the transactions contemplated hereby will not be used to facilitate an acquisition of control of the Company by the Yung Stockholders. As a condition to the election of Mr. Yung to the Board, Mr. Yung shall execute and deliver to the Company his written resignation from the Board and from the boards of directors of any direct or indirect subsidiaries of the Company, effective on the first to occur of (i) the first date that the Yung Stockholders and their affiliates and associates cease to beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) at least 3% of the outstanding voting securities of the Company and (ii) the later of (X) five calendar days following receipt of written notice from the Company (a "Company Resignation Notice") to the Yung Stockholders of a material breach by any of the Yung Stockholders of any provision of this Agreement or (Y) if the Yung Stockholders deliver a written objection to such notice to the Company no later than such fifth calendar day pursuant to the immediately following paragraph, the calendar day immediately following receipt of written notice of a final determination by a panel of independent arbitrators selected pursuant to the immediately following paragraph that any of the Yung Stockholders shall have materially breached any provision of this Agreement.

          Any of the Yung Stockholders shall have the right to object to a Company Resignation Notice by delivering a written objection notice (an "Objection Notice") to the Company no later than the fifth calendar day following receipt of the Company Resignation Notice. If an Objection Notice is delivered, the matter of resignation shall be definitively resolved through expedited binding arbitration conducted in New York, New York by a panel of three arbitrators. The Yung Stockholders, on the one hand, and the Company, on the other hand, will each select an arbitrator no later than five business days following the Company's receipt of the Objection Notice and such two arbitrators will in turn select a third arbitrator no later than the tenth business day following the Company's receipt of the Objection Notice. The arbitration will be conducted in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association. The determination of the panel shall be made within 30 days following the Company's receipt of the Objection Notice and shall be final and binding, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          3. Each of the Yung Stockholders jointly and severally agrees that, for a period beginning on the date of this Agreement and ending (i) on the fifth anniversary of the date of this Agreement, with respect to the matters identified in clauses (a), (b), (h), (i) and (l) (or clauses (j), (k) and (m) with respect to the foregoing matters) or (ii) on the earlier of (X) the date that Mr. Yung is not re-nominated for election to the Board, (Y) ninety days after the date that Mr. Yung voluntarily resigns from the Board and (Z) the fifth anniversary of the date of this Agreement, with respect to the matters identified in clauses (c), (d), (e), (f) and (g) (or clauses (j), (k) and (m) with respect to the foregoing matters), each of the Yung Stockholders shall not, and will cause their affiliates and associates not to, individually or collectively, directly or indirectly:

                      (a) acquire, offer to acquire, or agree to acquire, whether by purchase, tender or exchange offer or otherwise, any securities or debt, direct or indirect rights or options to acquire any securities or debt, or securities or instruments convertible into securities or debt, of the Company, if, after giving effect to the acquisition of such securities or debt (whether or not actually acquired), the Yung Stockholders and their affiliates and associates would beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in excess of an aggregate of 14.9% of the then outstanding voting securities of the Company or any shares of any class of non-voting securities or debt of the Company; provided, however, that any increase in the Yung Stockholders' percentage ownership of voting securities of the Company due to a redemption or repurchase by the Company of its securities shall not be deemed to be an acquisition of the Company's securities;

                      (b) make any public announcement with respect to an offer to acquire, or, unless required by law, an agreement to acquire, whether by purchase or otherwise, any assets, direct or indirect rights or options to acquire any assets, of the Company or any of its subsidiaries or of any successor to or person in control of the Company;

                      (c) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission) securities of the Company, or seek to advise or influence any person or entity with respect to any voting of any securities of the Company on any matter submitted, or to be submitted to, the stockholders of the Company (other than by virtue of the participation of Mr. Yung on the Board);

                      (d) seek, alone or in concert with others (other than by virtue of the participation of Mr. Yung on the Board), (i) to call, or participate in calling, any special meeting of the stockholders of the Company, (ii) representation on the Board, except as specifically set forth herein, (iii) the removal of any member of the Board or (iv) to make any proposal to be considered and/or voted upon by the stockholders of the Company;

                      (e) form, join or in any way participate in a "group" (other than the Yung Stockholders and their affiliates and associates) within the meaning of Section 13(d)(3) of the Exchange Act with respect to any securities of the Company;

                      (f) execute any written consent as stockholders with respect to the Company or any of its securities (except any such consent solicited or recommended by the Board);

                      (g) act, alone or in concert with others, to control or seek to control, change or influence the management, stockholders, the Board or policies of the Company or nominate any person as a director of the Company (in each case, other than by virtue of the participation of Mr. Yung on the Board);

                      (h) arrange, or in any way participate in, any financing for the purchase of any securities or debt or securities convertible or exchangeable into or exercisable for any securities or debt or assets of the Company or any of its subsidiaries, or acquire debt of the Company or any of its subsidiaries, or advise, assist, encourage or participate with any other person or entity in connection with action inconsistent with this Agreement;

                      (i) solicit, negotiate with, or provide any information to, any person, or make any public announcement, or make or submit a proposal or offer (with or without conditions), alone or in concert with others, with respect to (A) a merger, business combination, restructuring, recapitalization, exchange offer, liquidation or similar transaction involving the Company, (B) any other acquisition of the Company, or (C) any acquisition of securities or debt of the Company;

                      (j) propose any of the foregoing unless and until such proposal is specifically invited or approved by the Company;

                      (k) publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing or request to amend, waive or terminate any provision of this Agreement;

                      (l) take any action for the purpose of requiring the Company to make a public announcement regarding the possibility of business combination or merger involving the Company or any of its subsidiaries; or

                      (m) take or cause others to take any action inconsistent with the foregoing.

                      4. From the date of this Agreement until the date that Mr. Yung is no longer a director of the Company, each of the Yung Stockholders shall vote all of its securities of the Company in favor of the director nominees proposed by the Board at the Company's 2001, 2002 and 2003 Annual Meetings of Stockholders.

                      5. All parties hereto agree and acknowledge that the Board is placing material reliance on the terms of this Agreement as a basis of and condition to the Board's election of Mr. Yung as a director of the Company and that the Yung Stockholders are placing material reliance on the terms of this Agreement as a basis of and a condition to their agreement to the restrictions set forth paragraphs 2, 3, and 4 of this Agreement.

                      6. Each of the Yung Stockholders hereby acknowledges that it is aware of the restrictions imposed by the United States securities laws on the purchase and sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell securities in reliance on such information.

                      7. The Yung Stockholders jointly and severally represent and warrant that they, together with their affiliates and associates, beneficially own an aggregate of 3,157,050 shares of common stock of the Company and such shares constitute all of the securities of the Company beneficially owned by the Yung Stockholders and their affiliates and associates.

                      8. It is understood and agreed that monetary damages would not be a sufficient remedy for any breach or threatened breach of this Agreement. Each party hereto shall be entitled to equitable relief by way of injunction or specific performance if any other party or any of their respective officers, directors, investment bankers, attorneys, accountants or other representatives breach, or threaten to breach, any of the provisions of this Agreement, such remedy by way of equitable relief being cumulative, and not exclusive, of any other remedies and/or rights that the complaining party shall be entitled to exercise. It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

                      9. In the event of any dispute between the parties hereto regarding the performance or interpretation of this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such party may be entitled.

                      10. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without regard to the principles of conflict of laws.

                      11. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successors and assigns of the parties hereto.

                      12. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes Section 1(c) of that certain Exclusivity Agreement dated as of December 26, 2000 between the Company and Edgecliff Holdings, LLC. There are no restrictions, agreements, promises, representations, warranties, covenants or understandings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

                      13. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy (confirmed in writing) or telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:

                     If to the Company:

                               Lodgian, Inc.
                               3445 Peachtree Road, N.E.
                               Suite 700
                               Atlanta, GA  30326
                               Attention:  General Counsel

                     With a copy to:

                               Cadwalader, Wickersham & Taft
                               100 Maiden Lane
                               New York, NY  10038
                               Attention: Dennis J. Block, Esq.

                     If to the Yung Stockholders:

                               c/o William J. Yung
                               207 Grandview Drive
                               Fort Mitchell, Kentucky  41017

                     With a copy to:

                               Paul, Weiss, Rifkind, Wharton & Garrison
                               1285 Avenue of the Americas
                               New York, NY  10019
                               Attention: James M. Dubin, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                      14. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided receipt of copies of such counterparts is confirmed.

                      15. The Company represents and warrants that it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly authorized by the Company's Board. The Company represents and warrants that this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms. Each of the Yung Stockholders that is not a natural person represents and warrants on its own behalf that it has the power and authority to execute, deliver and carry out the provisions of this Agreement and to consummate the transactions contemplated hereby. Each of the Yung Stockholders that is not a natural person represents and warrants on its own behalf that this Agreement has been duly authorized, executed and delivered, and constitutes its valid and binding obligation, and is enforceable against it in accordance with its terms. Each of the Yung Stockholders who is a natural person represents and warrants on its own behalf that he has the power and authority to execute, deliver and carry out the provisions of this Agreement and to consummate the transactions contemplated hereby. Each of the Yung Stockholders who is a natural person represents and warrants on its own behalf that this Agreement has been duly executed and delivered, constitutes his valid and binding obligation, and is enforceable against him in accordance with its terms.

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




          Kindly confirm that the foregoing represents our understanding and agreement in respect of this matter by signing below where indicated and returning the signed copy.


                                       Sincerely,

                                       LODGIAN, INC.


                                       By: /s/ Thomas Arasi
                                          --------------------------------------
                                          Thomas Arasi
                                          President and Chief Executive Officer



The undersigned Yung Stockholders hereby agree to the foregoing this 7th, day of May, 2001.

EDGECLIFF HOLDINGS, LLC.                                  CASUARINA CAYMAN HOLDINGS LTD.

By   /s/ William J. Yung                                  By   /s/ William J. Yung
     --------------------------------                          --------------------------------
      Name:  William J. Yung                                    Name:  William J. Yung
      Title: President                                          Title: President



EDGECLIFF MANAGEMENT, LLC                                 1994 WILLIAM J. YUNG FAMILY TRUST


By    /s/ William J. Yung                                By:   The Fifth Third Bank, as trustee
     --------------------------------
      Name:  William J. Yung
      Title: President                                   By:   /s/ Timothy A. Rodgers
                                                               --------------------------------
                                                               Name:  Timothy A. Rodgers
                                                               Title: Trust Officer



     /s/ Joseph Yung                                           /s/ William J. Yung
------------------------------------                           ---------------------------------
      Joseph Yung                                               William J. Yung



1998 WILLIAM J. YUNG AND MARTHA A.
  YUNG FAMILY TRUST


By:  The Fifth Third Bank, as trustee



By:  /s/ Timothy A. Rodgers
     --------------------------------
     Name:  Timothy A. Rodgers
     Title: Trust Officer